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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Special Equity Fund for the quarter and nine months ended September 30, 2003. The net asset value on that date was $35.85 per share. Regular dividends are reviewed semiannually; therefore, no dividend was declared for the quarter.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Special Equity Fund had a total return, based on change in net asset value, of 11.4% which compares to the NAREIT Equity REIT Index's(a) total return of 9.5%. Year to date, the fund had a total return of 32.9%, which compares to NAREIT's return of 24.7%.

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force, and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions -- such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive' -- never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it did in the last recession. The apartment sector, which has been battered over the past several years, showed moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and, as a result, regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    Our strong performance relative to our benchmark was due primarily to our overweight in the hotel and regional mall sectors, and our stock selection -- Alexander's and Federal Realty, in particular. Investors have started to close what we believe is a sizable gap between Alexander's share price and its private real estate value. Illuminating this gap has been the successful construction and leasing progress at Alexander's mixed-use development in New York (Bloomberg LP's new headquarters), and the strong private market demand and pricing for what Alexander's owns -- New York retail, office and residential real estate. Federal Realty, which has the highest quality shopping center portfolio in the public market in our opinion, is benefiting from both the appreciation in shopping center values and management's plan to refocus on its core skills of shopping center operation, acquisition and redevelopment. Detracting from performance was our underweight in the apartment sector. Also detracting from performance was our position in Crescent Real Estate, a diversified REIT that owns office, hotel, land, and cold storage warehouse properties, because management has been unable to surface the intrinsic value of their assets.

    At the company level, good news far outweighed bad, as a growing number of REIT managements affirmed or increased earnings guidance, or reported improving fundamental trends. This was most evident in the hotel sector. In the office sector, the recent sale of New York's General Motors Building for $1.4 billion, nearly $800 per square foot, was a seminal event. The auction of this property attracted multiple bidders from both the public and private market and the final selling price far exceeded most expectations. Understandably, this provided hard evidence of the value of class A office properties and in our view had a very positive impact on large New York office owners such as Vornado Realty (up 36% this year) and Brookfield Properties (up 31%) -- both are fund holdings. Whereas office REITs as a whole have not been the single best performing sector in the REIT industry, we believe their 22% return this year likely indicates expectations that service sector job growth will translate into better occupancies and rents in the future. Responding to strong trends in retail sales, most regional mall owners have reported double digit earnings increases that have been accompanied by substantial dividend increases. General Growth Properties was a leader in this trend, having recently raised its annual dividend by 25%. Further, the major mall owners have all completed new property developments or acquisitions that have boosted both current earnings and prospective growth rates.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has in many

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

cases been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (In 1997, REITs raised a record $20 billion.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors unsupported by fundamental factors. Indeed, while year-to-date $3.0 billion has been invested in real estate mutual funds, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, REITs are trading, on average, at a modest premium to net asset value
(NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings -- thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect continued increases in earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    One further factor often overlooked is the access to capital and acquisitions that is available to most of the established high quality REITs. Their strengthened balance sheets have provided them with wide flexibility in acquiring and financing property. Their access to public and private debt and equity capital is simply unprecedented. Just a few of the many examples are the international joint ventures the ProLogis company has established, raising over $1 billion of equity for investment in Europe and Asia. AMB Property Corp. has raised

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

$200 million for the acquisition of domestic industrial properties. Health Care Property Investors has raised $200 million of equity in a joint venture to purchase medical office buildings. CBL & Associates and Developers Diversified have sold large shopping center portfolios to newly created companies in Australia, while retaining the management of them. As investor appetite for real estate has grown, more and more REITs are becoming the beneficiaries of this capital, and they are seeing more and more attractive acquisition opportunities. This has enabled them to achieve a competitive rate of return on new investments as well as to earn management and incentive fees. Again, we expect these transactions to boost both current and future earning power.

    A vast number of investors have become more interested in current income, due no doubt to the combination of market volatility, the low interest rate environment and the general focus on dividends brought on by the recently enacted legislation reducing the tax on corporate dividends. (REITs are excluded from this lower tax rate.) Strong dividend income, and indeed the possibility for dividend growth, are an important part of this equation and the REIT industry remains on the forefront of delivering growing income to shareholders. Despite the softest real estate market in 10 years and flat to declining cash flows industry-wide, REIT managements were able to add value by making judicious investment decisions and taking advantage of favorable capital and financing markets. This is demonstrated by the fact that REIT dividends, based on a weighted average of the 100 largest companies in the NAREIT Equity REIT Index, grew in 2002 at a 3.5% rate and continued to grow so far in 2003, at a 3.4% rate. We expect 48 of these 100 largest REITs to increase their dividends this year while only six will have reduced them. In our view, this year should be the trough year for REIT earnings, and we expect the rate of dividend growth to rise in 2004 and accelerate thereafter. Therefore, just like in the price/cash flow ratio and NAV analyses, we believe the current average REIT dividend yield (6.0% at quarter-end) must be viewed in the context of future growth potential as well.

    With respect to our outlook for the major property sectors, our portfolio weights reflect our view that the office sector is in the early stages of recovery, while it still has some of the lowest valuations. Regional mall growth rates have remained strong and valuations have remained favorable. Rising interest rates and the creation of new jobs have begun to result in better apartment demand, and we have increased our apartment weight modestly in anticipation that these trends will continue. Industrial valuations appear to already anticipate an early recovery in fundamentals and are therefore underweight. While shopping center fundamentals have remained sound, we believe the sector is fully valued and likely to have a slowing growth rate.

    Notwithstanding our long-term view of REIT industry prospects, we believe it would not be reasonable to expect a continuation of the extraordinary returns REITs have delivered so far this year. While we do not consider REITs to be expensive, the undervaluation they may have experienced in recent years has in our view been corrected. Our forecast is for a reversion to the long-term average total return -- which was 11.6% for the 10-year period ended
September 30, 2003 -- with most of that return coming from dividends. Successful investing, particularly in real estate, requires a long-term time horizon. It is therefore ironic that so many real estate analysts have adopted a posture that embraces short-term market-timing. If we have learned anything from the past few

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

tumultuous years of the securities markets, it is that market-timing is a trap for the unsophisticated. We believe more than ever in the power of REITs to deliver competitive total returns over the long term while providing investors with excellent portfolio diversification benefits.

Sincerely,

          MARTIN COHEN                ROBERT H. STEERS
          MARTIN COHEN                ROBERT H. STEERS
          President                   Chairman

          JOSEPH M. HARVEY            JAMES S. CORL
          JOSEPH M. HARVEY            JAMES S. CORL
          Portfolio Manager           Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM
    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.
    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER
                                                              OF SHARES       VALUE
                                                              ----------   ------------
EQUITIES                                            96.20%
    DIVERSIFIED                                     11.77%
         Alexander's(a)....................................       12,300   $  1,297,650
         Crescent Real Estate Equities Co. ................       30,400        440,800
         Vornado Realty Trust..............................       21,100      1,013,644
                                                                           ------------
                                                                              2,752,094
                                                                           ------------
    HOTEL                                           15.05%
         Hilton Hotels Corp. ..............................       35,600        577,432
         Host Marriott Corp.(a)............................       76,300        818,699
         Innkeepers USA Trust..............................       52,300        455,010
         MeriStar Hospitality Corp.(a).....................      100,000        708,000
         Starwood Hotels & Resorts Worldwide...............       27,600        960,480
                                                                           ------------
                                                                              3,519,621
                                                                           ------------
    INDUSTRIAL                                       7.39%
         Catellus Development Corp.(a).....................       37,000        904,650
         ProLogis..........................................       27,200        822,800
                                                                           ------------
                                                                              1,727,450
                                                                           ------------
    OFFICE                                          17.79%
         Arden Realty......................................       24,800        692,416
         Boston Properties.................................       28,500      1,238,895
         Brookfield Properties Corp.(b)....................       39,500        926,883
         Equity Office Properties Trust....................       20,900        575,377
         Maguire Properties................................       35,500        727,750
                                                                           ------------
                                                                              4,161,321
                                                                           ------------
    OFFICE/INDUSTRIAL                                8.49%
         Kilroy Realty Corp. ..............................       39,200      1,119,160
         Reckson Associates Realty Corp. ..................       37,500        866,625
                                                                           ------------
                                                                              1,985,785
                                                                           ------------

-------------------

(a) Nonincome producing security.
(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on September 30, 2003 was $1,251,750 based on an exchange rate of 1 Canadian dollar to
    0.74047 U.S. dollars.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                NUMBER
                                                              OF SHARES       VALUE
                                                              ----------   ------------
    RESIDENTIAL                                     14.58%
       APARTMENT                                    11.25%
         AvalonBay Communities.............................       19,000   $    889,200
         Essex Property Trust..............................        6,000        376,260
         Post Properties...................................       29,800        811,454
         Summit Properties.................................       24,400        554,368
                                                                           ------------
                                                                              2,631,282
                                                                           ------------
       MANUFACTURED HOME                             3.33%
         Sun Communities...................................       19,800        780,120
                                                                           ------------
         TOTAL RESIDENTIAL.................................                   3,411,402
                                                                           ------------
    SHOPPING CENTER                                 21.13%
       COMMUNITY CENTER                              2.91%
         Federal Realty Investment Trust...................       18,500        681,910
                                                                           ------------
       REGIONAL MALL                                18.22%
         CBL & Associates Properties.......................        6,800        339,320
         Macerich Co. .....................................       32,900      1,241,975
         Mills Corp. ......................................       27,700      1,089,995
         Rouse Co. ........................................       22,100        921,570
         Taubman Centers...................................       34,100        668,360
                                                                           ------------
                                                                              4,261,220
                                                                           ------------
         TOTAL SHOPPING CENTER.............................                   4,943,130
                                                                           ------------
TOTAL INVESTMENTS (Identified cost -- $18,833,603).  96.20%                  22,500,803
OTHER ASSETS IN EXCESS OF LIABILITIES .............   3.80%                     889,196
                                                     -----                 ------------
NET ASSETS (Equivalent to $35.85 per share based on
  652,508 shares of capital stock outstanding) .... 100.00%                $ 23,389,999
                                                    ------                 ------------
                                                    ------                 ------------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                             FINANCIAL HIGHLIGHTS (a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/02................                $18,205,435            $27.50
    Net investment income....................  $   754,087                 $1.17
    Net realized and unrealized gain on
       investments...........................    4,955,448                  7.79
    Distributions from net investment
       income................................     (387,796)                (0.61)
                                                                           -----
    Capital stock transactions:
         Sold................................    2,030,178
         Distributions reinvested............      363,339
         Redeemed............................   (2,530,692)
                                               -----------
Net increase in net asset value..............                  5,184,564              8.35
                                                             -----------            ------
End of period: 9/30/03.......................                $23,389,999            $35.85
                                                             -----------            ------
                                                             -----------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2003) (UNAUDITED)

ONE YEAR  FIVE YEARS   SINCE INCEPTION (5/8/97)
--------  ----------   ------------------------
 34.98%     14.05%              10.23%

-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                         MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

            FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                    COHEN & STEERS
               EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX



              FOR CAPITAL APPRECIATION:                             FOR TOTAL RETURN:

                   COHEN & STEERS                                    COHEN & STEERS
                 SPECIAL EQUITY FUND                           INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
                                                          OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX
                                                          HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX



                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISOR
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 Two Heritage Drive
                                         North Quincy, MA 02171
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice president and assistant treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Joseph M. Harvey                         757 Third Avenue
Vice president                           New York, NY 10017

Lawrence B. Stoller                      Nasdaq Symbol: CSSPX
Assistant secretary
                                         Web site: cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Special Equity Fund, Inc. unless
                                         accompanied or preceded by the
                                         delivery of a currently effective
                                         prospectus setting forth details of
                                         the fund. Past performance, of course,
                                         is no guarantee of future results and
                                         your investment may be worth more or
                                         less at the time you sell.

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

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



          COHEN & STEERS
       SPECIAL EQUITY FUND

----------------------------------

       QUARTERLY REPORT
      SEPTEMBER 30, 2003